Exhibit 10.3

FIRST AMENDMENT TO SENIOR SUBORDINATED NOTE PURCHASE

AGREEMENT AND JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT AND JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT (“First Amendment”) is made as of the 15th day of March, 2005 by and among PW Eagle, Inc., a Minnesota corporation (“Company”) and Churchill Capital Partners IV, L.P., a Delaware limited partnership (“Note Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company and Note Purchaser entered into that certain Senior Subordinated Note Purchase Agreement dated as of October 25, 2004 (the “Senior Subordinated Agreement”) and that certain Junior Subordinated Note Purchase Agreement dated as of October 25, 2004 (the “Junior Subordinated Agreement” and, together with the Senior Subordinated Agreement, the “Note Purchase Agreements”); and

WHEREAS, the Company desires to amend and modify certain provisions of the Note Purchase Agreements and, subject to the terms hereof, Note Purchaser is willing to agree to such amendments and modifications;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Note Purchaser to the Company, the parties hereto hereby agree as follows:

11. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

12. Additional and Amended Definitions. Section 1.1 of each of the Note Purchase Agreements is hereby amended by adding or amending, as applicable, the following definitions:

“Capital Expenditure Carryover” shall have the meaning specified in Section 7.7.

“Debt to EBITDA Ratio” shall have the meaning specified in Section 7.5(b)

“EBITDA” shall mean with respect to any fiscal period, the sum of Consolidated Net Income for such period plus amounts deducted in determining such Consolidated Net Income in respect of: (a) any provision for (or less any benefit from) income taxes whether current or deferred; (b) amortization and depreciation expense; (c) Interest Expense for such period; and (d) the amount, if any, deducted from Consolidated Net Income (and not otherwise added back pursuant to clause (a), (b), or (c) of this definition) paid to OxyVinyls, LP in connection with Section 5.5 of the new PVC Resin Supply Agreement referred to in Section 7(C) of the First Amendment. For purposes of Schedule

6.5, EBITDA for fiscal periods ending on or prior to December 31, 2004, shall not include restructuring charges of up to $1,000,000 which were incurred in fiscal year 2003, but were expensed in fiscal year 2004 and up to $400,000 of expenses which have been or will be incurred in the PW Poly Spinoff.

“First Amendment” shall mean that certain First Amendment to Senior Subordinated Note Purchase Agreement and Junior Subordinated Note Purchase Agreement dated as of March 15, 2005 by and between the Company and Note Purchaser.”

“Interest Expense” means, with respect to any fiscal period, the interest expense incurred for such period excluding interest income as determined in accordance with GAAP, including, without limitation (whether or not such amount is included within interest expense pursuant to GAAP), the amount payable to Oxy Vinyls, LP under Section 5.5 of the new PVC Resin Supply Agreement referred to in Section 7(C) of the First Amendment.

13. Additional Definitions.

(a) Section 1.1 of the Senior Subordinated Agreement is hereby amended by adding the following definition:

“Covenant Election” shall mean an election made by the Company with respect to any fiscal quarter and the twelve month fiscal period then ended to reduce the covenant levels of Minimum EBITDA and Interest Coverage Ratio contained in Schedule 6.5. The Company may only exercise a Covenant Election and such Covenant Election shall only remain effective if (x) on each day from the date on which the Covenant Election is exercised until the date on which the Company delivers to Note Purchaser the financial statements required by subsection 6.2(b) for the last month of the fiscal quarter immediately succeeding the fiscal quarter for which the Covenant Election is to apply Availability equaled or exceeded $9,000,000, (y) the Company has not exercised a Covenant Election for more than six consecutive fiscal quarters and (z) the Company has not exercised a Covenant Election for more than eight fiscal quarters within the term of this Agreement. In order to make a Covenant Election, the Company must notify Note Purchaser in writing as provided in Section 10.4 of such election no later than thirty days after the end of the fiscal quarter to which the Covenant Election is to apply. By way of example of the period described in clause (x) above, if the Company wishes to make a Covenant Election for the fiscal quarter ended December 31, 2005, then the Company must notify Note Purchaser of such Covenant Election on or prior to January 30, 2006 and must maintain Availability greater than $9,000,000 for each day from the date of the Covenant Election until the date on which the financial statements for the fiscal period ended March 31, 2006 are delivered to Note Purchaser.

(b) Section 1.1 of the Junior Subordinated Agreement is hereby amended by adding the following definition:

“Covenant Election” shall mean an election made by the Company with respect to any fiscal quarter and the twelve month fiscal period then ended to reduce the covenant levels of Minimum EBITDA and Interest Coverage Ratio contained in Schedule 6.5. The Company may only exercise a Covenant Election and such Covenant Election shall only remain effective if (x) on each day from the date on which the Covenant Election is exercised until the date on which the Company delivers to Note Purchaser the financial statements required by subsection 6.2(b) for the last month of the fiscal quarter immediately succeeding the fiscal quarter for which the Covenant Election is to apply Availability equaled or exceeded $8,100,000, (y) the Company has not exercised a Covenant Election for more than six consecutive fiscal quarters and (z) the Company has not exercised a Covenant Election for more than eight fiscal quarters within the term of this Agreement. In order to make a Covenant Election, the Company must notify Note Purchaser in writing as provided in Section 10.4 of such election no later than thirty days after the end of the fiscal quarter to which the Covenant Election is to apply. By way of example of the period described in clause (x) above, if the Company wishes to make a Covenant Election for the fiscal quarter ended December 31, 2005, then the Company must notify Note Purchaser of such Covenant Election on or prior to January 30, 2006 and must maintain Availability greater than $8,100,000 for each day from the date of the Covenant Election until the date on which the financial statements for the fiscal period ended March 31, 2006 are delivered to Note Purchaser.

14. Distributions.

(a) Section 7.5(b) of the Senior Subordinated Agreement is hereby deleted and the following is inserted in its stead:

Notwithstanding the foregoing, (i) the Company may effect the PW Poly Spinoff; (ii) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $500,000 during any fiscal year or $125,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $18,000,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.05 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $15,000,000, (y) the ratio of (A) the sum of the Company’s average amount of Funded Debt over the twelve month period prior to the date of such repurchase or dividend plus the amount of the dividend or the repurchase to (B) EBITDA for the most recently ended twelve month period (such ratio hereinafter referred to as the “Debt to EBITDA Ratio”) equals or is less than 7.00 to 1, and (z) no Default or Event of Default shall have occurred and be continuing; (iii) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $1,000,000 during any fiscal year or $250,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $20,700,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.05 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $20,000,000, (y) the Company’s Debt to EBITDA Ratio equals or is less than 4.50 to 1, and (z) no Default or Event of Default shall have occurred and be continuing; (iv) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $2,000,000 during any fiscal year or $500,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $24,300,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.10 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $25,000,000, (y) the Company’s Debt to EBITDA Ratio equals or is less than 3.00 to 1, and (z) no Default or Event of Default shall have occurred and be continuing; (v) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $4,000,000 during any fiscal year or $1,000,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $27,000,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.25 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $25,000,000, (y) the Company’s Debt to EBITDA Ratio equals or is less than 2.00 to 1 and (z) no Default or Event of Default shall have occurred and be continuing; and (vi) the Company may repurchase the Warrants or the Warrant Shares (as defined in the Warrant Agreement) allocated to the Notes pursuant to Schedule 2.2 to the Warrant Agreement.

(b) Section 7.5(b) of the Junior Subordinated Agreement is hereby deleted and the following is inserted in its stead:

Notwithstanding the foregoing, (i) the Company may effect the PW Poly Spinoff; (ii) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $500,000 during any fiscal year or $125,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $18,000,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.05 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $15,000,000, (y) the ratio of (A) the Company’s average amount of Funded Debt over the twelve month period prior to the date of such repurchase or dividend to (B) EBITDA for the most recently ended twelve month period (such ratio hereinafter referred to as the “Debt to EBITDA Ratio”) equals or is less than 7.00 to 1, and (z) no Default or Event of Default shall have occurred and be continuing; (iii) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $1,000,000 during any fiscal year or $250,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $20,700,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.05 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $20,000,000, (y) the Company’s Debt to EBITDA Ratio equals or is less than 4.50 to 1, and (z) no Default or Event of Default shall have occurred and be continuing; (iv) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $2,000,000 during any fiscal year or $500,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $24,300,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming that such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.10 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $25,000,000, (y) the Company’s Debt to EBITDA Ratio equals or is less than 3.00 to 1, and (z) no Default or Event of Default shall have occurred and be continuing; (v) the Company may make repurchases of its common stock from its stockholders or may pay dividends on its common stock not in excess of an aggregate amount of $4,000,000 during any fiscal year or $1,000,000 in any fiscal quarter, in each case, provided (u) the Company shall have delivered the financial statements required by Section 6.2(a) or (b), as applicable, for the fiscal year ending December 31, 2005 or for any fiscal quarter or fiscal year ending thereafter, and such financial statements and the Compliance Certificate delivered in connection therewith show compliance with the covenants set forth on Schedule 6.5, (v) the Company shall have Availability over the 60 days prior to such repurchase or dividend, on average, and immediately after giving effect to any such repurchase or dividend, of at least $27,000,000, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period computed on a pro forma basis (assuming that such repurchase or dividend had occurred during such twelve month period) equals or exceeds 1.25 to 1; (x) EBITDA for the most recently ended twelve month period equaled or exceeded $25,000,000, (y) the Company’s Debt to EBITDA Ratio equals or is less than 2.00 to 1 and (z) no Default or Event of Default shall have occurred and be continuing; and (vi) the Company may repurchase the Warrants or the Warrant Shares (as defined in the Warrant Agreement).”

15. Capital Expenditures. Subsection 7.7 of each of the Note Purchase Agreements is hereby deleted and the following is inserted in its stead:

“Section 7.7 Capital Expenditures.

(a) The Company will not make or permit any of its Subsidiaries to make any Capital Expenditure (including, without limitation, by way of capitalized leases) for any fiscal year that exceed in the aggregate the amount set forth opposite such fiscal year in the following schedule:

Fiscal Year Ending	Permitted Capital Expenditure
December 31, 2004 and each	$2,000,000
December 31 thereafter

(b) Notwithstanding the foregoing, if for any fiscal year the Company incurs less than the maximum amount of Capital Expenditures permitted hereunder (such difference is hereinafter referred to as the “Capital Expenditure Carryover”), then Capital Expenditures incurred within the first six months of the next fiscal year up to an amount equal to the lesser of $750,000 (or $1,500,000 as provided below) or the Capital Expenditure Carryover, shall be treated, for purposes of this Section 7.7 as incurred in the prior fiscal year.

(c) The foregoing notwithstanding, if the Company’s EBITDA for a fiscal year was $13,000,000 or more but less than $15,000,000 and Availability as of each day within the applicable fiscal year equaled or exceeded $8,000,000, then for such fiscal year permitted Capital Expenditures shall be increased to $3,000,0000.

(d) The foregoing notwithstanding, if the Company’s EBITDA for a fiscal year was $15,000,000 or more but less than $20,000,000 and Availability as of each day within the applicable fiscal year equaled or exceeded $8,000,000, then for such fiscal year permitted Capital Expenditures shall be increased to $4,000,000 and the Capital Expenditure Carryover shall be increased to $1,500,000.

(e) The foregoing notwithstanding, if the Company’s EBITDA for a fiscal year was $20,000,000 or more and Availability as of each day within the applicable fiscal year equaled or exceeded $8,000,000, then for such fiscal year permitted Capital

Expenditures shall be increased to $6,000,000 and the Capital Expenditure Carryover shall be increased to $1,500,000.”

16. Financial Covenants.

(a) As of the “First Amendment Effective Date” (as defined in Section 8 of the First Amendment), Schedule 6.5 to the Senior Subordinated Agreement is hereby deleted and Schedule 6.5(a) attached hereto and incorporated herein is incorporated into the Senior Subordinated Agreement in its stead.

(b) As of the First Amendment Effective Date, Schedule 6.5 to the Junior Subordinated Agreement is hereby deleted and Schedule 6.5(b) attached hereto and incorporated herein is incorporated into the Junior Subordinated Agreement in its stead.

17. Amendment Fee. In order to induce Note Purchaser to enter into this First Amendment, the Company agrees to pay to Note Purchaser, an amendment fee equal to $12,500. Said amendment fee shall be deemed fully earned and non-refundable and shall be due and payable on the First Amendment Effective Date.

18. Conditions Precedent. This First Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(A) The Company and Note Purchaser shall have executed and delivered to each other this First Amendment;

(B) The Company, Agent and Senior Creditors shall have entered into an amendment to the Senior Credit Agreement in form and substance acceptable to Note Purchaser;

(C) The Company shall have delivered to Note Purchaser the PVC Resin Supply Agreement (together with all amendments thereto) between the Company and Oxy Vinyls, LP dated as of January 1, 2005 and the terms and conditions of such PVC Resin Supply Agreement (and such amendments) shall be acceptable to Note Purchaser in its reasonable discretion; and

(D) The Company shall have paid to Note Purchaser for the ratable benefit of Lenders the amendment fee referred to in Section 7 of this First Amendment.

The date on which all of the foregoing conditions precedent are satisfied shall be called the “First Amendment Effective Date.”

19. Miscellaneous.

(a)	This First Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Note Purchase Agreements or any other Note Document.

(b)	This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

20. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Note Purchase Agreements shall remain in full force and effect.

(Signature Page Follows)

(Signature Page to First Amendment to Senior Subordinated Note Purchase Agreement

and Junior Subordinated Note Purchase Agreement)

IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year specified at the beginning hereof.

PW EAGLE, INC.

By:	/s/ Scott Long
	Name:	Scott Long
	Title:	CFO

CHURCHILL CAPITAL PARTNERS IV, L.P.,
a Delaware limited partnership

By CHURCHILL CAPITAL IV, L.L.C.,
its General Partner

By CHURCHILL CAPITAL, INC.,
as Managing Agent

By:	/s/ Mark McDonald
Its Partner

SCHEDULE 6.5(a)

FINANCIAL COVENANTS

The Company (inclusive of the Subsidiaries) will comply with the following financial covenants (all of which will be calculated excluding PW Poly):

(a) The Company shall not permit its Interest Coverage Ratio for any period set forth below to be less than the ratio set forth opposite such period below:

Period	Minimum Interest Coverage Ratio
Three months ended December 31, 2004	.14 to 1

Six months ended March 31, 2005	.54 to 1

Nine months ended June 30, 2005	1.44 to 1

Twelve months ended September 30, 2005 and each December 31, March 31, June 30 and September 30 thereafter	1.62 to 1; provided that if the Company properly made a Covenant Election with respect to the last fiscal quarter of the applicable twelve month period, then Minimum Interest Coverage Ratio shall be decreased to .90 to 1 for such twelve month period.

(b) The Company shall not permit its EBITDA to be less than $13,500,000 for the twelve month period ending December 31, 2004 and each twelve month period ending March 31, June 30, September 30 and December 31 thereafter; provided that if the Company has properly made a Covenant Election with respect to the last fiscal quarter of the applicable twelve month period, then minimum EBITDA shall be decreased to $9,000,000 for such twelve month period.

(c) The Company shall not permit at any time during each period set forth below its Availability to be less than the amount set forth opposite such period below:

Period	Availability
December 31, 2004 to April 30, 2005	$900,000

May 1, 2005 through the term of the Senior Credit Agreement	$1,800,000

SCHEDULE 6.5(b)

FINANCIAL COVENANTS

The Company (inclusive of the Subsidiaries) will comply with the following financial covenants (all of which will be calculated excluding PW Poly):

(a) The Company shall not permit its Interest Coverage Ratio for any period set forth below to be less than the ratio set forth opposite such period below:

Period	Minimum Interest Coverage Ratio
Three months ended December 31, 2004	.12 to 1

Six months ended March 31, 2005	.49 to 1

Nine months ended June 30, 2005	1.30 to 1

Twelve months ended September 30, 2005 and each December 31, March 31, June 30 and September 30 thereafter	1.46 to 1; provided that if the Company properly made a Covenant Election with respect to the last fiscal quarter of the applicable twelve month period, then Minimum Interest Coverage Ratio shall be decreased to .81 to 1 for such twelve month period.

(b) The Company shall not permit its EBITDA to be less than $12,150,000 for the twelve month period ending December 31, 2004 and each twelve month period ending March 31, June 30, September 30 and December 31 thereafter; provided that if the Company has properly made a Covenant Election with respect to the last fiscal quarter of the applicable twelve month period, then minimum EBITDA shall be decreased to $8,100,000 for such twelve month period.

(c) The Company shall not permit at any time during each period set forth below its Availability to be less than the amount set forth opposite such period below:

Period	Availability
December 31, 2004 to April 30, 2005	$800,000

May 1, 2005 through the term of the Senior Credit Agreement	$1,600,000